UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2005

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.

On November 16, 2005, CNL Hotels & Resorts, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In addition, on November 18, 2005, the Company recorded and posted to its website its third quarter 2005 earnings presentation. A copy of the complete transcription of the webcast is furnished as Exhibit 99.2 to this Report. The webcast can be accessed beginning on November 18, 2005 and ending on December 2, 2005 by navigating to www.cnlhotels.com and accessing the “Investor Relations” link.

The information in this Current Report on Form 8-K, including the exhibits, is furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the expected closing on the sale of the Hotel del Coronado, planned use of proceeds, future acquisitions and investments, lodging demand and group travel, momentum, enhanced liquidity position, amount of proceeds and gain, future results, and other statements that are not historical facts, and/or statements containing words such as "anticipate(s)," "expect(s)," "intend(s)," "plan(s)," “could”, "target(s)," "project(s)," "will," "believe(s)," "seek(s)," "estimate(s)" and similar expressions. These statements are based on management's current expectations, beliefs and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors, including those outside of our control that could lead to actual results materially different from those described in the forward-looking statements. The Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the failure of closing conditions to be satisfied; a change in the planned use of proceeds; the inability to acquire properties that meet the Company’s investment objectives; changes in market conditions for hotels and resorts; continued ability to finance acquired properties in the asset backed securities markets; changes in interest rates and financial and capital markets; changes in generally accepted accounting principles and tax laws and the application thereof;  fuel prices; the occurrence of terrorist activities or other disruptions to the travel and leisure industries; availability of attractive acquisition opportunities; and such other risk factors as may be discussed in our annual report on Form 10-K and other filings with the SEC. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(C)  Exhibits
Exhibit 99.1 Press release dated November 16, 2005 (Furnished herewith).
Exhibit 99.2 Third quarter 2005 earnings presentation transcription (Furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC

Date: November 18, 2005	By:	/s/ Mark E. Patten
Name: Mark E. Patten
Title: Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit 99.1	Press release dated November 16, 2005 (Furnished herewith).
Exhibit 99.2	Third quarter 2005 earnings presentation transcription (Furnished herewith).